UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2021 (May 14, 2021)

TENNECO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;

APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 14, 2021, at the annual meeting of stockholders of Tenneco Inc. (the “Company”), the Company’s stockholders approved the Tenneco Inc. 2021 Long-Term Incentive Plan (the “Plan”), effective May 14, 2021. The Company’s board of directors previously adopted the Plan on February 22, 2021, subject to stockholder approval. The number of shares of common stock, par value $0.01, of the Company available for issuance under the Plan is 2,375,000 as of May 14, 2021.

For a description of the Plan, see section entitled “Approve the 2021 LTIP (Item 4)” of the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2021 (the “Proxy Statement”), which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Plan was attached as Appendix A to the Proxy Statement and is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 14, 2021, Tenneco Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders. The stockholders voted on the matters set forth below.

1. The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Roy V. Armes	38,784,907	414,999	12,167,583	13,942,731
Thomas C. Freyman	38,504,529	699,566	12,163,394	13,942,731
Denise Gray	38,597,245	619,834	12,150,410	13,942,731
Brian J. Kesseler	39,677,924	714,252	10,975,313	13,942,731
Dennis J. Letham	39,927,555	373,572	11,066,362	13,942,731
James S. Metcalf	38,377,246	812,840	12,177,403	13,942,731
Aleksandra A. Miziolek	38,597,955	607,413	12,162,121	13,942,731
Charles K. Stevens, III	38,073,231	1,153,221	12,141,037	13,942,731
John S. Stroup	38,413,933	715,415	12,238,141	13,942,731
Jane L. Warner	38,333,901	899,160	12,134,428	13,942,731

2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accountants for 2021 was approved based upon the following votes:

Votes for	53,433,011
Votes against	359,066
Abstentions	11,518,143

There were no broker non-votes for this item.

3. The proposal to approve the compensation of our named executive officers was approved based upon the following advisory, non-binding vote:

Votes for	36,709,960
Votes against	3,564,045
Abstentions	11,093,484
Broker non-votes	13,942,731

4. The proposal to approve the Tenneco Inc. 2021 Long-Term Incentive Plan was approved based upon the following vote:

Votes for	38,102,169
Votes against	2,284,948
Abstentions	10,980,372
Broker non-votes	13,942,731

5. The proposal to ratify the Section 382 Rights Agreement was approved based upon the following vote:

Votes for	37,372,065
Votes against	2,757,835
Abstentions	11,237,589
Broker non-votes	13,942,731

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

10.1	Description of the Tenneco Inc. 2021 Long-Term Incentive Plan effective May 14, 2021 (incorporated by reference to Approve the 2021 LTIP (Item 4) of Tenneco’s Definitive Proxy Statement filed on April 1, 2021).

10.2	Tenneco Inc. 2021 Long-Term Incentive Plan effective May 14, 2021 (incorporated by reference to Appendix A of Tenneco’s Definitive Proxy Statement filed on April 1, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: May 18, 2021	By:	/s/ Thomas J. Sabatino, Jr.
Thomas J. Sabatino, Jr.
Executive Vice President, General Counsel and Corporate Secretary